SEMI-ANNUAL REPORT


JUNE 30, 2001






DAVIS VALUE PORTFOLIO
(PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)






[DAVIS FUNDS LOGO]

Davis Value Portfolio
2949 East Elvira Road, Suite 101
Tucson, Arizona
================================================================================

Dear Fellow Shareholder:

Often I am asked our opinion on the outlook for the stock market. Lately, I have seen a television commercial with a Wall Street executive talking to a room full of anxious customers. He is saying to them, "Take a deep breath and just relax. Investing is about the long term." Now, for the trader, long term may be two hours from now or tomorrow or the day after tomorrow. But for the Davis family, the largest shareholders of our funds, long term investing is generational. In our belief, stocks are the most reliable, proven and liquid wealth-building vehicle available, and we are committed to them.(1)

THE "MYSTERY" COUPON OF STOCKS
Many people get confused about what investing means. In our view, investing is the process of committing funds today to get more money back in the future. When you invest in high-quality bonds like 10-year Treasury securities, you know the coupon in advance. It is printed on the bond certificate. With stocks, you have a mystery coupon. Your rate of return--either positive or negative--will be determined by the dividends you earn and the proceeds you receive when you sell.

While you do not know the mystery coupon with stocks when you start out, clearly you are trying to do better than you could in the risk-free bond market. At the current long-term rate of 6% on high-quality bonds, you would double your money in twelve years. When owning stocks, you have to aim higher than that hurdle. A good way to calculate this is with the Rule of 72. By dividing a particular rate of return into 72, you get the number of years it would take to double your money. For example, if you earn an 8% compound return, you would double your money in nine years. With a 12% compound return, it would only take six years for your money to double.

PREDICTING THE MYSTERY COUPON WITH RESEARCH
The professional method we use to try to predict a stock's mystery coupon and develop conviction for our investment decisions is research. An unknown practitioner once defined research this way: "Research is to see beyond what others have seen, and to think what others have not thought." To see beyond what others have seen, you have to gather information creatively. Then you have to think about that information and distill it into original thought. That is what research is.

Everyone wants to own companies with top fundamentals, which usually means good growth prospects, strong market share, solid balance sheet and an attractive industry outlook. But there are many choices available in different stages of growth, much like human life itself. There are companies still in their childhood, those in adolescence, others in adulthood, and yet others in middle age or at maturity. The very best companies keep reinventing themselves, like a tree growing new branches while the trunk gets larger, stronger and more solid. At the other extreme are companies whose shallow roots and thin branches do not allow them to survive the first storm.

One purpose of our research is to understand the businesses in which we invest and to try to anticipate change for them, either positive or negative. Another purpose is to try to make every decision count. Since our own money is on the line, we want to measure risk as well as reward.(2)

Davis Value Portfolio
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

INVESTING IN TORTOISES AND HARES
Every investor must find his or her own voice. Some companies and industries make progress like tortoises--slow but steady. Others run like hares--offering faster growth but more volatility. Our philosophy at Davis Selected Advisers is to cast our nets wide to take in an eclectic mix of companies, some tortoises and some hares. The slow pace of the tortoises lets you sleep at night while the fast-moving hares often keep you up at night. So we want a balance between the two.

To put it in terms of a baseball analogy, we do not want to always swing for the fences and go for home runs because that also raises the risks of striking out. We are trying to make every decision count, and we want to stay within our circle of competence. Over the years, we have found that our circle of competence tends to encompass companies growing in the 7-15% range, not the extremely high growers on which most of the market focuses. Some of these companies are like tortoises and some of them are like hares.

Looked at another way, we feel a portfolio is like a flower garden. As portfolio managers, our job is to plant a few new seeds every year and weed out a few mature plants. It is not to uproot the garden. We have a portfolio mix where we hope something will be in bloom all the time, but we do not expect everything to flower all at once.

A TRADING RANGE MARKET
Today, many people are worried about the market outlook because of what they read about the economy. But the economy is broad, diverse and amazingly resilient. In the last 40 years, it has survived a technology collapse in the late 1960s, an auto and steel slump in the 1970s, an oil patch collapse in the 1980s, a real estate depression in the early 1990s and now a dot-com and telecom implosion around the new millennium. So we remain optimistic about the long-term potential of the U.S. economy.

At the same time, we have said for a while that we believe we are in a trading range market in the 10,000-15,000 range. What we are seeing is a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and lower earnings, which are unfavorable for growth rates and therefore valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of that trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden-variety recession with an active Fed, then the market will have a strong rally and perhaps go to new highs.

The point, though, is that we are in the 20th year of a bull market and a study of history suggests that the other long bull market of the past half-century lasted about 20 years, from 1949 to 1969. We think that a great deal of P/E expansion has already occurred, and share ownership ratios are higher than they typically are at the start of a major bull market.

In addition, corporate profits have had a long up cycle, which has only recently been punctured. Profits can recover, but whether they can grow as quickly in the next few years is somewhat questionable for several reasons. Companies are facing pricing pressure because of the competitive global economy, as well as rising costs for energy, labor and entitlements. Furthermore, the declining cost of money, which has been a factor in bolstering profits, is probably coming to an end, with interest rates nearer a bottom than a top. All in all, it will take a good deal of research to find companies with the management skill to navigate through these times.

Davis Value Portfolio
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

A RETURN TO NORMALCY
We are looking for a return to normalcy where the market grows along with corporate profits, rather than at the 15-20% rate of the past decade or so. But, as investors, we should not despair. If you can compound your money at just 6%, it will double in 12 years and quadruple in 24 years. That would put the Dow in the 40,000-50,000 range in one generation.(3) We see no reason why that will not happen for succeeding generations. In fact, the market has been in a trading range for the past two years, and we have successfully deflated the dot-com/telecom bubble without enormous damage to diversified portfolios.

In the future, we would be surprised if we could achieve the mystery coupon of the largest fund managed by Davis Selected Advisers, which has averaged around 14% over the past 30 years. However, we would hope that our research methods applied over the next generation could achieve a mystery coupon that is well above the risk-free rate offered in the bond market.(4) There are opportunities in the market every day, every year. With the long view we have, we should take a deep breath, relax and let our eclectic diversified mix that includes both tortoises and hares carry us forward with confidence.(5)

Sincerely,


/s/ Shelby M.C. Davis


Shelby M.C. Davis
Senior Research Adviser

August 3, 2001

Davis Value Portfolio
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

Davis Value Portfolio generated a total return of (6.51)% for the six-month period and (4.52)% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Standard & Poor's 500 Index returned (6.70)% and (14.83)%, respectively.(7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of Davis Value Portfolio so far this year?

A. In our last several reports to our shareholders, Ken and I have emphasized that 'there is a danger in trying to read too much into short-term results.' As you may recall, our short-term results at the time of those reports were very strong on both a relative and absolute basis, making such a warning sound somewhat modest. In contrast, our performance for the first six months of the year 2001 has been disappointing on both a relative and absolute basis. In such times, pointing to the long term may seem more evasive than modest.

But it is just as important to avoid feeling depressed when prices are low as it is to avoid euphoria when prices are high. It is a peculiarity of investing that the common sense that one uses in buying a car or groceries disappears. In these more mundane activities, we generally welcome lower prices, while still being sensitive to quality. In investing, it is far more common to bemoan low prices and long for the days when prices were sky high. This irrational tendency often causes investors to 'buy high and sell low' or, in the case of mutual funds, to chase last year's winners. It was only two years ago that we were reading about the 'death of value investing' as people rushed into the hottest growth funds. Today, headlines are full of the opposite advice as investors flock to value and abandon growth.

We believe that investors' focus on growth-versus-value is misguided and self-destructive. It is misguided as growth is clearly a component of value. Given that stocks represent ownership interests in business, it should be obvious that a business that profitably grows is more valuable than one that doesn't. But more importantly, this focus on growth-versus-value is self-destructive as it encourages more frequent switching among funds as investors shift from one style to another. The dramatic cost of this shifting was captured in a Dalbar study reported in the March 2000 issue of Mutual Funds Magazine that noted: 'Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over fifteen years. Meanwhile the typical mutual fund investor, whose average holding period was less than three years, earned just 186%, or 7.25% a year'--a self-inflicted cost of over 300%.

Our core objective is to buy high-quality, growing businesses, but to do so at reasonable prices. Such an 'all-weather' approach makes us difficult to categorize and often means that our short-term results lag behind those funds that are 'optimized' to one particular part of a market cycle. Nevertheless, this approach has enabled us to beat the S&P 500 over the long-term, and this is the standard against which Ken and I (and our directors) judge our performance. As the S&P 500 has beaten the vast majority of both growth and value managers over time, we think this is a high benchmark. When fund managers ask investors to judge their performance against other benchmarks, they are often lowering the standard. For example, the Lipper Large-Cap Growth Index has underperformed the S&P 500 in 80% of all rolling 10-year periods beginning in 1981, while the Lipper Large-Cap Value Index has underperformed the S&P in every rolling 10-year period since 1981.(8)

Davis Value Portfolio
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

With this digression out of the way, I will try to put Davis Value Portfolio's short-term performance into context by reviewing the current investment environment, highlighting significant changes in the prices or fundamentals of some of our holdings and, as always, reviewing some of our recent mistakes.

Ken and I tend to spend little time trying to make predictions about macroeconomic factors-- remembering my grandfather's quip that he had never known an economist to make it into the Forbes 400. With that said, in recent years, we have been very wary of certain trends that we feared made the market vulnerable. In our last report to shareholders, for example, we pointed out 'that corporate margins are at precarious levels and that the quality of corporate earnings has deteriorated in recent years. It is further obvious to us that the impact of the wealth effect and a rising stock market has been significant on everything from rising retail sales and soaring venture capital gains, to falling GAAP compensation expense....Unfortunately, it does not yet seem that the potential negative impact of a reversal in these factors have been fully appreciated.'

In the first half of the year 2001, these factors indeed had a significant impact, with corporate investment levels plunging and excess inventory working through the system, resulting in the collapse of corporate profit margins. Although the headlines have been worse in the technology and telecommunications area, these dynamics have played out in virtually every economic sector from printers to plumbing supplies.

Q. Could you comment on the performance of specific Fund holdings?

A. More than 60 years ago, Benjamin Graham and David Dodd prefaced their seminal work for fundamental investors, Security Analysis, with a quote from Horace's Ars Poetica, itself written more than 2,000 years ago. Horace says simply, 'Many shall be restored that now are fallen and many shall fall that now are in honor.' It seems that Horace could have been looking over our portfolio this year. While many of our holdings whose stock prices had declined significantly in the year 2000 staged recoveries, many of last year's stalwarts fell significantly.

For example, after a dramatic decline in the year 2000, shares of Sealed Air(9) are up more than 26% this year despite a slowdown in the company's core business and the continuing threat of asbestos litigation. Similarly, shares of Lexmark whose travails I highlighted in our last report, have surged more than 37% thus far in the year 2001 despite the continued vulnerability of its underlying business as global economies slow and competitive pressures mount.

Turning to the other half of Horace's quote, we cannot escape the fact that many holdings that were in favor last year have since fallen, and some dramatically. We divide these into three categories, only one of which we view as our mistakes.

Davis Value Portfolio
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

The first category is made up of companies whose share prices have declined but whose business prospects have not significantly changed. Often, these price declines become buying opportunities. Our holdings in the pharmaceutical industry, for example, whose stock prices surged in the last quarter of the year 2000 have seen a substantial correction in their share prices in 2001--with Merck's fall of 31%, Bristol-Myers' fall of 28% and Eli Lilly's fall of 19% being the most notable. Although the term 'correction' in the investment world is often a euphemism, I feel it is appropriate in these cases as business fundamentals remain relatively intact and valuations reasonable, if not compelling, for these first-class companies.

In the second category are companies whose stock price declines reflect but overweight short-term business weakness. As cyclical downturns are inevitable in most businesses, my father often describes these companies as well-found ships caught in a squall. An example of such a company is American Express, one of the Fund's largest holdings. Despite a significant decline in the share price of American Express this year, we remain confident that the value of the underlying business significantly exceeds its current share price. That is not to say we are so naive as to ignore the fact that rising unemployment and a business slowdown will lead to lower charge volumes and higher loan losses over the next several quarters, if not several years. Were there not short-term clouds on the horizon, it is doubtful that the shares of such a powerful company would trade at such a discount price.

The third category is made up of businesses whose stocks have fallen in response to a decline in their operating performance and prospects that has been substantially worse than we expected. It is this group that Ken and I categorize as mistakes and we have certainly had our share of those this year.

In absolute dollars, our biggest mistake thus far in 2001 has been our holding in Tellabs. While we continue to have confidence in this company's management, we significantly underestimated the impact that the collapsing telecom sector would have on its business. Having always viewed Tellabs as a 'workhorse' company, whose primary customers are large, well-capitalized companies such as Verizon and SBC, we felt that the company would be immune to the collapse of the more speculative companies in the sector. Unfortunately, the threat of these 'new era' competitors had clearly driven the traditional incumbents to spend more than they otherwise would have. The collapse of this new competitive threat has freed up excess capacity, damaged supplier pricing and removed a sense of urgency from Tellabs' customers. The company's revenues have fallen dramatically below our estimates and, while we are confident that revenue will recover from this depressed level, we doubt it will get to levels that we once thought likely. Importantly, by carefully scrutinizing Tellab's strong balance sheets and cash flows to reassure ourselves that the company did not engage in vendor financing and other gimmicks that proved so devastating to Lucent, we applied at least one of the lessons learned from last year's mistakes.

Q. What is your investment outlook?

A. As Ken and I have often said, we know we are in the business of taking headline risk--that is, of looking at businesses when the headlines are the worst. In the past, we have purchased companies with strong earnings power and solid fundamentals at very cheap prices when newspapers were full of negative stories. Citigroup and Wells Fargo in the early '90s come to mind as good examples, as terrible headlines were accompanied by rock-bottom valuations and tremendous pessimism. In contrast, business valuations and stock prices today still seem high by any historic measure.

Davis Value Portfolio 2949 East Elvira
Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

In lifting our sights beyond the near-term horizon with its constant flow of earnings disappointments, revenue shortfalls and management shuffles, I am reminded of my grandfather's observation that you make most of your money in a bear market, you just do not realize it at the time. While it is dangerous to be wildly optimistic, it can be equally expensive to be overly pessimistic. Instead, it is our goal to be realistic and to set our sights on buying good businesses at reasonable prices in the expectation of achieving satisfactory long-term investment results. In heady times, such an attitude has sounded dowdy. In depressed times, it may sound a bit simplistic or naive. But as long-term investors, we believe that being part owners of wonderful businesses is a far more sensible approach to wealth creation than trying to trade in and out based on market or economic predictions. In a recent advertisement, Peter Lynch of Fidelity gave the following advice: 'Investing is a long-term job. It takes a good head to determine what you are going to own and why you are going to own it. And it takes a strong stomach to stick with your decisions when you hit the inevitable bumps in the road. But if you combine the two, I believe there's a better chance you'll reach your goals.'

In these uncertain times, this is sound advice.

As always, we thank you for your continued support.(5)

-------------------------------------

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Value Portfolio, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

1 Historically, common stocks have outperformed both bonds and cash. There can be no assurance that investing in equities will continue to build wealth in the future.

2 Davis Value Portfolio manages risk by adherence to a strict price discipline. Equity markets are volatile, and there can be no assurance that investors will earn a profit. An equity fund's net asset value per share will fluctuate and an investor in the fund may lose money.

3 This is a hypothetical example and not a prediction of how Davis Value Portfolio will perform in the future.

4 Past performance is not a guarantee of future results. There can be no guarantee that any portfolio will outperform the bond market or that an investor will make money.

5 Davis Value Portfolio's investment professionals make candid statements and observations regarding individual companies, economic conditions and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Davis Value Portfolio
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

6 Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended June 30, 2001:

-------------------------------------------------------------------------------
                                                           INCEPTION
                                     1 YEAR              (July 1, 1999)
-------------------------------------------------------------------------------
     Davis Value Portfolio           (4.52)%                 2.41%
-------------------------------------------------------------------------------

Investment returns are volatile and may have changed since this report was published. Call shareholder services at 1-800-279-0279 for current performance.

7 The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the index.

8 Davis Selected Advisers, L.P. compared the monthly average annual total returns reported by Lipper for the Large-Cap Growth Index and Large-Cap Value Index against the returns earned by the S&P 500 index for rolling 10-year time periods beginning July 1, 1981, and ending June 30, 2001, a total of 121 rolling ten-year periods. The returns assume an investment at the beginning of the month with all dividends and capital gains distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges that may be imposed.

Lipper Large-Cap Growth Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap companies and normally invest in companies with larger than average price-to-earnings ratios, price-to-book ratios and earnings growth rates. Lipper Large-Cap Value Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap companies and normally invest in companies with smaller than average price-to-earnings ratios, price-to-book ratios and earnings growth rates.

9 See Davis Value Portfolio's Schedule of Investments for a detailed list of portfolio holdings.

Shares of Davis Value Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2001 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (93.42%)

   ADVERTISING AGENCIES - (0.03%)
         1,300    WPP Group PLC  .............................................................     $    63,395
                                                                                                   -----------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (5.78%)
        53,400    Bank One Corp. ..............................................................      1,911,720
        58,800    Golden West Financial Corp. .................................................      3,777,312
       124,700    Wells Fargo & Co.............................................................      5,789,821
                                                                                                   -----------
                                                                                                    11,478,853
                                                                                                   -----------
   BUILDING MATERIALS - (4.03%)
        30,800    Martin Marietta Materials, Inc. .............................................      1,524,292
       192,600    Masco Corp. .................................................................      4,807,296
        31,300    Vulcan Materials Co. ........................................................      1,682,375
                                                                                                   -----------
                                                                                                     8,013,963
                                                                                                   -----------
   CONSUMER PRODUCTS - (4.52%)
        12,500    Gillette Co. ................................................................        362,375
       169,800    Philip Morris Cos., Inc. ....................................................      8,617,350
                                                                                                   -----------
                                                                                                     8,979,725
                                                                                                   -----------
   DATA PROCESSING - (0.13%)
         4,100    First Data Corp. ............................................................        263,425
                                                                                                   -----------
   DIVERSIFIED - (1.87%)
            52    Berkshire Hathaway Inc., Class A*............................................      3,608,800
            42    Berkshire Hathaway Inc., Class B*............................................         96,600
                                                                                                   -----------
                                                                                                     3,705,400
                                                                                                   -----------
   DIVERSIFIED MANUFACTURING - (8.93%)
        49,500    Dover Corp. .................................................................      1,863,675
        26,600    Minnesota Mining and Manufacturing Co. ......................................      3,035,060
       235,800    Tyco International Ltd. .....................................................     12,851,100
                                                                                                   -----------
                                                                                                    17,749,835
                                                                                                   -----------
   ELECTRONICS - (3.48%)
       343,200    Agere Systems Inc., Class A*.................................................      2,574,000
        30,980    Agilent Technologies, Inc.*..................................................      1,006,850
        23,400    Molex Inc. ..................................................................        855,153
        44,700    RadioShack Corp. ............................................................      1,363,350
        35,200    Texas Instruments Inc. ......................................................      1,108,800
                                                                                                   -----------
                                                                                                     6,908,153
                                                                                                   -----------
   ENERGY - (3.71%)
        35,900    Devon Energy Corp. ..........................................................      1,884,750
        34,100    EOG Resources, Inc. .........................................................      1,212,255
        31,300    Kinder Morgan, Inc. .........................................................      1,572,825
        47,500    Phillips Petroleum Co. ......................................................      2,707,500
                                                                                                   -----------
                                                                                                     7,377,330
                                                                                                   -----------

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
JUNE 30, 2001 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - Continued

   FINANCIAL SERVICES - (18.85%)
       288,800    American Express Co. ........................................................    $11,205,440
       141,733    Citigroup Inc. ..............................................................      7,489,172
        42,100    Dun & Bradstreet Corp.*......................................................      1,187,220
        53,300    Freddie Mac..................................................................      3,731,000
       134,900    Household International, Inc. ...............................................      8,997,830
        46,000    Moody's  Corp. ..............................................................      1,541,000
        55,700    Providian Financial Corp. ...................................................      3,297,440
                                                                                                   -----------
                                                                                                    37,449,102
                                                                                                   -----------
   FOOD/BEVERAGE & RESTAURANT - (2.88%)
        28,300    General Mills, Inc. .........................................................      1,238,974
        36,900    Kraft Foods Inc., Class A*...................................................      1,143,900
       123,100    McDonald's  Corp. ...........................................................      3,331,086
                                                                                                   -----------
                                                                                                     5,713,960
                                                                                                   -----------
   HOTELS - (0.79%)
        33,100    Marriott International, Inc., Class A........................................      1,566,954
                                                                                                   -----------
   INDUSTRIAL - (2.10%)
        15,300    Rockwell International Corp. ................................................        583,236
        96,200    Sealed Air Corp.*............................................................      3,583,450
                                                                                                   -----------
                                                                                                     4,166,686
                                                                                                   -----------
   INSURANCE BROKERS - (0.44%)
        25,100    Aon Corp. ...................................................................        878,500
                                                                                                   -----------
   INVESTMENT FIRMS - (2.37%)
        50,400    Morgan Stanley Dean Witter & Co. ............................................      3,237,192
        44,000    Stilwell Financial, Inc. ....................................................      1,476,640
                                                                                                   -----------
                                                                                                     4,713,832
                                                                                                   -----------
   LIFE INSURANCE - (0.16%)
        13,500    Sun Life Financial Services of Canada........................................        320,638
                                                                                                   -----------
   MULTI-LINE INSURANCE - (4.11%)
        78,837    American International Group, Inc. ..........................................      6,779,982
        21,400    Loews Corp. .................................................................      1,378,802
                                                                                                   -----------
                                                                                                     8,158,784
                                                                                                   -----------
   PHARMACEUTICAL AND HEALTH CARE - (10.28%)
        81,700    American Home Products Corp. ................................................      4,774,548
        90,500    Bristol-Myers Squibb Co. ....................................................      4,733,150
        53,100    Eli Lilly and Co. ...........................................................      3,929,400
       103,800    Merck & Co., Inc. ...........................................................      6,633,858
         7,700    Pharmacia Corp. .............................................................        353,815
                                                                                                   -----------
                                                                                                    20,424,771
                                                                                                   -----------

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
JUNE 30, 2001 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - Continued

   PROPERTY/CASUALTY INSURANCE - (1.48%)
         9,800    Chubb Corp. .................................................................  $     758,814
        16,100    Progressive Corp. (Ohio).....................................................      2,176,559
                                                                                                   -----------
                                                                                                     2,935,373
                                                                                                   -----------
   PUBLISHING - (1.22%)
         5,900    Dow Jones & Co., Inc. .......................................................        352,289
        16,200    Gannett Co., Inc. ...........................................................      1,067,580
        25,000    Tribune Co. .................................................................      1,000,250
                                                                                                   -----------
                                                                                                     2,420,119
                                                                                                   -----------
   REAL ESTATE - (1.27%)
         2,600    Avalonbay Communities, Inc. .................................................        121,550
        47,800    Centerpoint Properties Corp. ................................................      2,399,560
                                                                                                   -----------
                                                                                                     2,521,110
                                                                                                   -----------
   REINSURANCE - (1.61%)
        26,100    Transatlantic Holdings, Inc. ................................................      3,197,511
                                                                                                   -----------
   TECHNOLOGY - (5.15%)
        44,600    BMC Software, Inc.*..........................................................      1,005,284
       132,300    Hewlett-Packard Co. .........................................................      3,783,780
        20,800    Intel Corp. .................................................................        607,880
        69,800    Lexmark International, Inc.*.................................................      4,694,050
        25,200    Novell, Inc.*................................................................        143,514
                                                                                                   -----------
                                                                                                    10,234,508
                                                                                                   -----------
   TELECOMMUNICATIONS - (2.62%)
        23,400    Loral Space & Communications Ltd.*...........................................         65,520
        99,400    Lucent Technologies Inc. ....................................................        616,280
       199,100    Tellabs, Inc.*...............................................................      3,861,545
        38,500    TyCom, Ltd.*.................................................................        662,200
                                                                                                   -----------
                                                                                                     5,205,545
                                                                                                   -----------
   TRANSPORTATION - (2.79%)
        95,900    United Parcel Service, Inc., Class B.........................................      5,543,020
                                                                                                   -----------
   WHOLESALE - (2.82%)
       136,300    Costco Wholesale Corp.*......................................................      5,597,160
                                                                                                   -----------
                      Total Common Stock - (identified cost $186,775,476)......................    185,587,652
                                                                                                   -----------

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS - Continued
JUNE 30, 2001 (Unaudited)

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (8.72%)

$   17,321,000    Nomura Securities International, Inc. Repurchase Agreement 4.15%,
                    07/02/01, dated 06/29/01, repurchase value of $17,326,990
                    (collateralized by: U.S. Government obligations in a pooled cash account, total market value $17,667,420) - (identified cost $17,321,000)............  $  17,321,000
                                                                                                 -------------

                  Total Investments - (102.14%) - (identified cost $204,096,476) - (a).........    202,908,652
                  Liabilities Less Other Assets - (2.14%)......................................     (4,244,077)
                                                                                                 -------------
                  Net Assets - (100%)..........................................................  $ 198,664,575
                                                                                                 =============

*Non-Income Producing Security

 (a) Aggregate cost for Federal Income Tax purposes is $204,116,522. At June 30,
2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $  14,686,280
                  Unrealized depreciation......................................................    (15,894,150)
                                                                                                 -------------
                      Net unrealized depreciation .............................................  $  (1,207,870)
                                                                                                 =============


See Notes to Financial Statements

DAVIS VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2001
(Unaudited)
================================================================================


ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules of Investments)....................  $202,908,652
   Cash...............................................................        17,104
   Receivables:
     Dividends and interest...........................................       178,639
     Capital stock sold...............................................       305,430
     Investment securities sold.......................................     1,112,262
   Prepaid expenses...................................................         4,250
                                                                        ------------
          Total assets................................................   204,526,337
                                                                        ------------
LIABILITIES:
   Payables:
     Capital stock reacquired.........................................        18,488
     Investment securities purchased..................................     5,681,551
   Accrued expenses...................................................       161,723
                                                                        ------------
          Total liabilities...........................................     5,861,762
                                                                        ------------

NET ASSETS ...........................................................  $198,664,575
                                                                        ============

SHARES OUTSTANDING (NOTE 4)...........................................    19,212,235
                                                                        ============

NET ASSET VALUE, offering and
     redemption price per share (Net Assets / shares outstanding).....  $      10.34
                                                                        ============

NET ASSETS CONSIST OF:
   Par value of shares of capital stock...............................  $     19,212
   Additional paid-in capital.........................................   205,303,580
   Undistributed net investment income................................       469,305
   Accumulated net realized loss......................................    (5,939,698)
   Net unrealized depreciation on investments.........................    (1,187,824)
                                                                        ------------
                                                                        $198,664,575
                                                                        ============



* Including a repurchase agreement of $17,321,000 and cost of $204,096,476.



See Notes to Financial Statements

DAVIS VALUE PORTFOLIO
STATEMENT OF OPERATIONS
For the six months ended June 30, 2001 (Unaudited)
================================================================================


INVESTMENT  INCOME:
Income:
   Dividends (Net of foreign withholding taxes of $238)..................   $   721,085
   Interest..............................................................       464,582
                                                                            -----------
       Total income......................................................     1,185,667
                                                                            -----------
Expenses:
   Management fees (Note 2)..............................................       582,003
   Custodian fees........................................................        36,871
   Transfer agent fees...................................................         5,305
   Audit fees............................................................         6,000
   Accounting fees (Note 2)..............................................         3,000
   Legal fees............................................................         5,342
   Reports to shareholders...............................................        23,293
   Directors fees and expenses...........................................        18,429
   Registration and filing fees..........................................        22,514
   Miscellaneous.........................................................        14,730
                                                                            -----------
       Total expenses....................................................       717,487
       Expenses paid indirectly (Note 5).................................        (1,125)
                                                                            -----------
       Net expenses......................................................       716,362
                                                                            -----------
       Net investment income.............................................       469,305
                                                                            -----------

REALIZED  AND  UNREALIZED GAIN ON INVESTMENTS:

   Net realized loss from investment transactions........................    (5,517,922)
   Net change in unrealized appreciation (depreciation) of investments...    (4,244,591)
                                                                            -----------
       Net realized and unrealized loss on investments...................    (9,762,513)
                                                                            -----------
       Net decrease in net assets resulting from operations..............   $(9,293,208)
                                                                            ===========




See Notes to Financial Statements

DAVIS VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                              SIX MONTHS
                                                                                 ENDED                 YEAR ENDED
                                                                             JUNE 30, 2001             DECEMBER 31,
                                                                              (UNAUDITED)                 2000
                                                                              -----------                 ----
OPERATIONS:
     Net investment income.................................................. $    469,305            $    345,419
     Net realized gain (loss) from investment transactions..................   (5,517,922)                403,901
     Net change in unrealized appreciation (depreciation) of investments....   (4,244,591)              2,116,786
                                                                             ------------            ------------
     Net increase (decrease) in net assets resulting from operations........   (9,293,208)              2,866,106

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS  FROM:
     Net investment income..................................................          -                  (345,419)
     Realized gains from investment transactions ...........................          -                  (767,076)
     Return of capital......................................................          -                  (217,947)
     Distribution in excess of net investment income........................          -                   (31,236)

CAPITAL SHARE TRANSACTIONS (NOTE 4).........................................   87,749,170             106,036,301
                                                                             ------------            ------------

Total increase in net assets................................................   78,455,962             107,540,729

NET ASSETS:
     Beginning of period....................................................  120,208,613              12,667,884
                                                                             ------------            ------------
     End of period (Including undistributed net investment income of
       $469,305 in 2001).................................................... $198,664,575            $120,208,613
                                                                             ============            ============


See Notes to Financial Statements

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Fund is a separate series of Davis Variable Account Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

    Davis Value Portfolio is a diversified, professionally managed stock-oriented fund.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2001 the Fund had approximately $274,038 of post October losses available to offset future capital gains, if any, which expire in 2009.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at an annual rate of 0.75% of the average annual net assets.

    State Street Bank is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for the six months ended June 30, 2001 was $24. State Street Bank & Trust Company ("State Street Bank") is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 2001 amounted to $3,000. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2001 were $102,546,457 and $10,628,820, respectively.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

NOTE 4 - CAPITAL STOCK

    At June 30, 2001, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                    SIX MONTHS
                                                      ENDED
                                                   JUNE 30, 2001         YEAR ENDED
                                                   (UNAUDITED)        DECEMBER 31, 2000
                                                   -----------        -----------------
Shares sold.......................................   8,755,084            10,763,647
Shares issued in reinvestment of distributions....        -                  128,294
                                                   -----------          ------------
                                                     8,755,084            10,891,941
Shares redeemed...................................    (412,227)           (1,258,762)
                                                   -----------          ------------
      Net increase................................   8,342,857             9,633,179
                                                   ===========          ============

Proceeds from shares sold......................... $92,058,321          $118,346,050
Proceeds from shares issued in
    reinvestment of distributions.................        -                1,361,678
                                                   -----------          ------------
                                                    92,058,321           119,707,728
Cost of shares redeemed...........................  (4,309,151)          (13,671,427)
                                                   -----------          ------------
      Net increase................................ $87,749,170          $106,036,301
                                                   ===========          ============



Note 5 - EXPENSES PAID INDIRECTLY

        Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $1,125 for the six months ended June 30, 2001.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

Note 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERs

         A special meeting of shareholders was held on December 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.

PROPOSAL 1
Election of Directors


                                    For         Withheld
-----------------------------------------------------------

Wesley E. Bass, Jr.              5,982,680       81,396
Jeremy H. Biggs                  5,982,680       81,396
Marc P. Blum                     5,982,680       81,396
Andrew A Davis                   5,982,680       81,396
Christopher C. Davis             5,982,680       81,396
Jerry D. Geist                   5,982,680       81,396
D. James Guzy                    5,982,680       81,396
G. Bernard Hamilton              5,982,680       81,396
Laurence W. Levine               5,982,680       81,396
Christian R. Sonne               5,982,680       81,396
Marsha Williams                  5,982,680       81,396



                                         For                        Against           Abstained
-----------------------------------------------------------------------------------------------

PROPOSAL 2
To approve of the New Advisory and Sub-Advisory Agreements with Davis Selected
Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY,
Inc.

                                      5,584,544                     216,039            263,493

PROPOSAL 3A
To amend fundamental policies regarding diversification

                                      5,584,544                     216,039            263,493

PROPOSAL 3B
To amend fundamental policies regarding concentration

                                      5,584,544                     216,039            263,493

PROPOSAL 3C
To amend fundamental policies regarding senior securities

                                      5,584,544                     216,039            263,493

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)
================================================================================

Note 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERs - (Continued)

                                         For                        Against           Abstained
-----------------------------------------------------------------------------------------------

PROPOSAL 3D
To amend fundamental policies regarding borrowing

                                      5,584,544                     216,039            263,493

PROPOSAL 3E
To amend fundamental policies regarding underwriting

                                      5,584,544                     216,039            263,493

PROPOSAL 3F
To amend fundamental policies regarding investments in commodities and real estate

                                      5,584,544                     216,039            263,493

PROPOSAL 3G
To amend fundamental policies regarding making loans

                                      5,584,544                     216,039            263,493

PROPOSAL 4
To ratify the selection of KPMG LLP as independent accountants of the Fund

                                      5,584,544                     216,039            263,493

DAVIS VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                      JULY 1, 1999
                                                        SIX MONTHS                                   (COMMENCEMENT
                                                           ENDED                                     OF OPERATIONS)
                                                       JUNE 30, 2001        YEAR ENDED                   THROUGH
                                                        (UNAUDITED)      DECEMBER 31, 2000          DECEMBER 31, 1999
                                                        -----------      -----------------          -----------------
Net Asset Value, Beginning of Period...............    $    11.06           $    10.25              $    10.00
                                                       ----------           ----------              ----------

Income From Investment Operations
 Net Investment Income.............................          0.02                 0.03                    0.01
 Net Realized and Unrealized
    Gains (Losses).................................         (0.74)                0.92                    0.25
                                                       ----------           ----------              ----------
    Total From Investment Operations...............         (0.72)                0.95                    0.26

Dividends and  Distributions
 Dividends from Net Investment Income..............           -                  (0.03)                  (0.01)
 Return of Capital.................................           -                    -(3)                    -(3)
 Distributions from Realized Gains.................           -                  (0.11)                     -
                                                       ----------           ----------              ----------
    Total Dividends and Distributions..............           -                  (0.14)                  (0.01)
                                                       ----------           ----------              ----------

Net Asset Value, End of Period.....................    $    10.34           $    11.06              $    10.25
                                                       ==========           ==========              ==========

Total Return(1)....................................       (6.51)%                9.30%                   2.64%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)............      $198,665             $120,209                 $12,668
Ratio of Expenses to Average Net Assets............        0.92%*             1.00%(4)               1.00%*(4)
Ratio of Net Investment Income to
    Average Net Assets.............................        0.60%*                0.73%                  0.43%*
Portfolio Turnover Rate(2).........................            8%                  10%                      5%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

2 The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3   Less than $0.005 per share.

4 Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.

*   Annualized

See Notes to Financial Statements

                              DAVIS VALUE PORTFOLIO
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================

      DIRECTORS                            OFFICERS
      Wesley E. Bass, Jr.                  Jeremy H. Biggs
      Jeremy H. Biggs                          Chairman
      Marc P. Blum                         Christopher C. Davis
      Andrew  A. Davis                         President
      Christopher C. Davis                 Andrew A. Davis
      Jerry D. Geist                           Vice President
      D. James Guzy                        Kenneth C. Eich
      G. Bernard Hamilton                      Vice President
      Theodore B. Smith, Jr.               Sharra L. Reed
      Christian R. Sonne                       Vice President,
      Marsha Williams                          Treasurer & Assistant Secretary
                                           Thomas D. Tays
                                               Vice President Secretary





INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202



================================================================================
For more information about the Davis Value Portfolio, including management fee, charges and expenses see the current prospectus, which must precede or accompany this report.
================================================================================

[DAVIS FUNDS LOGO]

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279
WWW.DAVISFUNDS.COM